SCHEDULE 14A

 INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	[X]
Filed by a Party other than the Registrant	[ ]
Check the appropriate box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

THUNDER MOUNTAIN GOLD, INC. (Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee	(Check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11
Title of each class of securities to which transaction applies:
Aggregate number of securities to which transaction applies:
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
Proposed maximum aggregate value of transaction:
Total fee paid:

[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

THUNDER MOUNTAIN GOLD, INC.

Phone: 208-658-1037

Fax: 208-322-5626

5248 Chinden Blvd., Boise, Idaho 83714

Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on April 30, 2013.

Thunder Mountain Gold, Inc. 5248 Chinden Blvd. Boise, Idaho 83714	Meeting Information
Meeting Type: Annual Meeting For holders as of: March 8, 2013 Date: April 30, 2013 Time: 1:00 a.m. local time
	Location:	Tablerock Brewpub 705 Fulton St. Boise, Idaho, 83712

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.edocumentview.com/THMG or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote — How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.envisionreports.com/THMG.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.envisionreports.com/THMG

2) BY TELEPHONE: 1-800-652-8683

3) BY E-MAIL*: investorvote@computershare.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 15, 2013 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.investorvote.com/THMG. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR the following proposals:
1.

To elect 8 directors to hold office until the next annual stockholders’ meeting and until their respective successors have been elected or appointed.

Nominees:

E. James Collord

Eric T. Jones

Pete Parsley

R.  Llee Chapman

Edward D. Fields

Larry D. Kornze

Douglas J. Glaspey

Gary D. Babbitt

2. To ratify and reapprove the Stock Option Plan.

3. To ratify the selection of DeCoria, Michael, and Teague LLP as our independent registered public accountants for our fiscal year ending December 31, 2013.

4. Advisory approval of the Company’s executive compensation.

5. Advisory approval on the frequency of approval of the Company’s executive compensation.

6. To ratify and approve the Owyhee Gold Trust LLC

7.Such other business as may properly come before the meeting or any adjournment thereof.